Exhibit 10.4


                                 AMENDMENT NO. 1

     AMENDMENT NO. 1 dated as of June 20, 1997 to the Employment Agreement (the "Agreement") dated as of March 31, 1997 between LANCIT MEDIA ENTERTAINMENT, LTD., a New York corporation ("Employer") and SUSAN SOLOMON ("Executive").

                              W I T N E S S E T H:

     WHEREAS, Employer and Executive entered into the Agreement on March 31, 1997; and

     WHEREAS, the Board of Directors approved certain amendments to the Agreement on the date hereof; and

     WHEREAS, capitalized terms used in this Amendment and not separately defined shall have the meanings ascribed thereto in the Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:

          1. Paragraphs 3(e), 3(f) and 3(g) of the Agreement are hereby amended to provide in their entirety as follows:

               (e) (i) Employer hereby grants to Executive stock options to purchase four hundred ninety-five thousand (495,000) shares of Employer's common stock (the "Signing Options") under Employer's 1990 Stock Option Plan (the "1990 Plan") on the terms and conditions described in the Stock Option Agreement between Employer and Executive dated as of June 20, 1997, a copy of which is annexed hereto as Exhibit A. Employer represents, warrants and covenants that no fewer than four hundred ninety-five thousand (495,000) authorized but unissued shares of Employer's common stock (or shares of common stock held in treasury) will remain reserved and available for issuance under the 1990 Plan pursuant to such Stock Option Agreement for so long as the Signing Options remain outstanding. Subject to subparagraph 3(f)(v)(B), the Signing Options may not be exercised prior to October 1, 1997. From and after that date (or such earlier date as is provided for hereunder), the Signing Options may be exercised in accordance with their terms.

                    (ii) Employer represents and warrants the shares of common stock issuable pursuant to the Signing Options (the "Signing Option Shares") are registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement on Form S-8 which is currently in effect. Upon the request of Executive, Employer shall promptly prepare and file, by means of a post-effective amendment, and thereafter maintain current and in effect, a re-offer prospectus under such registration statement, registering the resale of all the Signing Option Shares by Executive. Employer agrees to use its reasonable efforts to make timely filings of its periodic reports and to take such other actions as may be necessary or appropriate in order for Employer to remain qualified to use Form S- 8 and such re-offer prospectus as contemplated by this Agreement. Employer covenants and agrees to use its reasonable efforts to maintain current and in effect each of such registration statement and reoffer prospectus until the earliest to occur of (A) the eleventh (11th) anniversary of the Effective Date, or (B) the sale of all of the Signing Option Shares by Executive, or (iii) the date Executive receives an opinion of counsel reasonably acceptable to counsel for Executive (which may be from counsel to Employer) that all of the Signing Option Shares may be sold under the provisions of paragraph (k) of Rule 144 notwithstanding the fact that a portion of the Signing Option Shares may remain unregistered under the Act.

                    (iii)If Employer is unable to maintain in effect the registration of the Signing Option Shares on Form S-8 or fails or is unable to file or thereafter maintain in effect a re-offer prospectus under such registration statement, Executive will be entitled to the demand registration rights described in the Registration Rights Agreement between Employer and Executive dated as of March 31, 1997, a copy of which is annexed hereto as Exhibit B.

                    (iv) Executive agrees that, during any ninety (90) day period, and notwithstanding the registration under the Securities Act of the Signing Option Shares, Executive's right to sell, assign, hypothecate or otherwise transfer any interest in the Signing Option Shares (collectively referred to herein as Executive's "Transfer Rights"), shall be limited to that number of the Signing Option Shares, together with any shares of common stock issuable to Executive pursuant to the Units or the Additional Signing Options hereinafter referred to (collectively, the "Option Shares"), which is equal to the greater of (A) one (1%) percent of the number of shares of Employer's common stock outstanding or (B) the average weekly reported volume of trading in Employer's common stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association (e.g., NASDAQ) during the four (4) calendar weeks immediately preceding the filing of the notice of sale required to be filed under Rule 144 if the Option Shares are being sold in compliance with SEC Rule 144 or, if compliance with Rule 144 is not required, the date of sale. Employer and Executive agree that the restrictions described in this subparagraph 3(e)(iv) shall expire: (1) if Executive's employment is terminated other than for the reason set forth in subparagraph 4(a)(iv), upon the later of (x) the termination of Executive's employment with Employer or (y) March 24, 2001, or (2) if Executive's employment is terminated for the reason set forth in subparagraph 4(a)(iv), upon the termination of Executive's employment with Employer or (3) in the event of a "Change in Control of Employer" as defined in subparagraph 4(d) of this Agreement. Employer further agrees that if Executive, prior to her termination of employment, has not transferred or sold the maximum number of Option Shares which she had been entitled to transfer or sell hereunder, then, as of the date of termination of her employment, where such date is prior to March 24, 2001, all restrictions on transfer and sale shall expire as of the date of termination of employment as to the number of Option Shares which Executive could have previously transferred or sold cumulatively, less the number of shares which were previously transferred or sold.

                    (v) (A) In the event of (1) the dissolution or liquidation of Employer or (2) a merger or consolidation in which (x) the Employer does not survive as a publicly owned corporation with securities registered under the Exchange Act and (y) the agreements governing such merger or consolidation do not provide for the issuance of substitute options with substantially equivalent terms, as determined by Employer's Board of Directors, in lieu of the Signing Options or for the express assumption (within the meaning of
                    Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code") of the Signing Options by the surviving corporation, Employer's Board of Directors shall declare that the Signing Options shall terminate as of a date to be fixed by the Board of Directors (the "Termination Date"), provided that the Board of Directors shall cause to be delivered not less than thirty (30) days before the Termination Date written notice of the Termination Date to Executive and Executive shall have the right, during the period between the receipt of the written notice and the Termination Date, to exercise the Signing Options, in whole or in part, whether or not all or any part of the Signing Options would not otherwise be exercisable; provided, however, that unless Executive shall deliver to Employer written notice to the contrary at least three (3) business days prior to the Termination Date, Executive and all other holders of the Signing Options, if any, shall be deemed to have delivered to Employer a notice of exercise of the Signing Options, in whole, on such Termination Date. To the extent that the Signing Options are not exercised in their entirety on or prior to the Termination Date, any and all Signing Options and all rights then remaining hereunder shall terminate as of the Termination Date.

                    (B) Upon a "Change in Control of Employer", the Signing Options, if not already exercisable in accordance with their terms, shall become immediately exercisable in whole or in part.

                    (C) In the event of a "Change in Control of Employer" pursuant to which substitute options are offered to Executive in place of the Signing Options herein granted or the surviving corporation offers to assume the Signing Options, the Board shall cause to be delivered to Executive, not less than thirty (30) days before the effective date of such "Change In Control of Employer", written notice of such effective date to Executive and Executive shall have the right to elect to accept such substitute options or assumption of the Signing Options or to exercise the Signing Options in whole or in part, prior to the such effective date (and such notice shall so state); provided, however, that unless Executive shall deliver to Employer written notice to the contrary at least three (3) business days prior to such effective date, Executive and all other holders of the Signing Options, if any, shall be deemed to have rejected any substitute options offered to Executive and any offer to assume the Signing Options and to have delivered to Employer a notice of exercise of the Signing Options, in whole, on such effective date.

                    (vi) If, at the time Executive purchases any Option Shares upon exercise of Signing Options, such Option Shares are not registered for resale by Executive under the Securities Act, and Executive is entitled to demand registration rights under subparagraph 3(e)(iii) above, and if on the date on which such Option Shares may for the first time be sold by Executive without limitation (whether by means of an effective registration for resale under the Securities Act or otherwise) the "fair market value" of a share of Employer's common stock is, with respect to any such Option Share, below the lesser of (A) the fair market value of such Option Share on the date Executive's notice of election to exercise her registration rights was received by Employer or
                    (B) the fair market value of such Option Share on the date the certificate representing ownership in registered form thereof was issued, Employer will promptly compensate Executive with a bonus payment in an amount of cash or registered shares (valued at their fair market value) equal to the sum of the differences between the fair market value of a share of Employer's common stock on the date on which such registration statement is declared effective and the amount determined to be, with respect to each Option Share described in this subparagraph 3(e)(vi), the lesser of the amounts described in clauses (A) and (B) above. For purposes of the foregoing, the term fair market value shall have the same meaning as is ascribed to such term in Schedule A annexed hereto.

               (f) (i) As a further financial incentive for Executive, Employer hereby grants Executive an additional value incentive bonus (the "Value Incentive Bonus") of two hundred fifty-five thousand (255,000) units (the "Units") which shall be convertible in accordance with the terms and conditions of this Agreement and Schedule A annexed hereto. The value of each Unit shall be equal to the increased value of one (1) share of Employer's common stock, calculated in the manner described in this Agreement and in Schedule A annexed hereto. Upon conversion of the Units into compensation, as contemplated by Paragraph 2 of Schedule A, employee will be entitled to receive cash or shares of Employer's common stock at the option of Employer's Board of Directors, in accordance with Schedule A. The Value Incentive Bonus is and shall be an employee benefit plan of Employer.

                    (ii) (A) The Units are granted in recognition of the personal services of Executive, and Executive hereby agrees that Executive will not directly or indirectly sell, assign, transfer, pledge, hypothecate, dispose of, encumber or otherwise grant any interest in the Units other than (1) by will or by the laws of descent and distribution or (2) pursuant to a "Qualified Domestic Relations Order" ("QDRO") as defined in the Code, or Title I of the Employment Retirement Income Security Act of 1974, as amended. The Units may be converted during the lifetime of Executive only by Executive or by Executive's guardian or other legal representative or by a transferee thereof pursuant to a QDRO (a "Permitted Transferee").

                    (B) If Executive shall die while still employed pursuant to this Agreement, the Units may be converted by Executive's executor, administrator or other legal representative, or by a Permitted Transferee to whom the Units were lawfully transferred, if any, at any time prior to the expiration of the Units.

                    (C) If Executive's employment pursuant to this Agreement is terminated by reason of permanent disability (as defined in Paragraph 4(a) below), the Units may be converted by Executive or by Executive's guardian or legal representative, or by a Permitted Transferee to whom the Units were lawfully transferred, if any, at any time prior to the expiration of the Units.

                    (iii)Subject to subparagraph 3(f)(viii)(B) below, the Units may not be converted prior to the earlier to occur of the Shareholders Meeting (as defined in subparagraph 3(g)(ii) below) or December 31, 1997, except as hereinafter provided and provided that the Units do not expire immediately following the Shareholders Meeting (held on or before December 31, 1997) in accordance with subparagraph 3(f)(vii)(A). From and after such date the Units may be converted in whole or from time to time in part at any time before their expiration by giving advance written notice of such conversion to the Chief Financial Officer of Employer in the form of Exhibit I annexed to Schedule A hereto prior to midnight, New York City time, on March 31, 2007 (the "Expiration Date"), specifying the number of Units (not exceeding two hundred fifty-five thousand (255,000)) being converted.

                    (iv) Employer agrees that with respect to the shares of common stock which may be issuable to Executive pursuant to Executive's Value Incentive Bonus (the "Value Incentive Shares"), upon the request of Executive following the earlier of the Shareholders Meeting of Employer referred to in subparagraph 3(g)(ii) below or December 31, 1997 (provided the New Plan and/or Additional Signing Options referred to in Paragraph 3(g) below were not approved or ratified at such meeting on or prior to December 31, 1997), Employer will promptly seek to register the Value Incentive Shares under the Securities Act, on a Form S-8 (or the applicable successor Form) registration statement, and shall thereafter use its reasonable efforts to maintain current and in effect such registration statement. In connection with such registration, Employer shall prepare and file and thereafter maintain current and in effect, a "re-offer prospectus" under such registration statement, registering the resale of all the Value Incentive Shares by Executive. Employer agrees to use its reasonable efforts to make timely filings of its periodic reports and to take such other actions as may be necessary or appropriate in order for
                    Employer to remain qualified to use such Form S-8 and such re-offer prospectus as contemplated by this Agreement. Employer's obligations under this paragraph shall terminate upon the earliest to occur of (i) the eleventh (11th) anniversary of the Effective Date, or (ii) the sale of all of the Value Incentive Shares by Executive or (iii) the date Executive receives an opinion of counsel reasonably acceptable to counsel for Executive (which may be from counsel to Employer) that all of the Value Incentive Shares may be sold under the provisions of paragraph (k) of Rule 144 notwithstanding the fact that a portion of the Value Incentive Shares may remain unregistered under the Securities Act or (iv) expiration of the Units as provided in subparagraph 3(f)(viii) hereof.

                    (v) If Employer is unable to register the Value Incentive Shares on Form S-8 or thereafter fails or is unable to maintain such registration statement in effect or fails or is unable to file or thereafter maintain in effect a re-offer prospectus under such registration statement, Executive will be entitled to the demand registration rights described in the Registration Rights Agreement between Employer and Executive dated as of March 31, 1997, a copy of which is annexed hereto as Exhibit B.

                    (vi) Executive agrees that, during any ninety (90) day period, and notwithstanding the registration under the Securities Act of the Value Incentive Shares, Executive's right to sell, assign, hypothecate or otherwise transfer any interest in the Value Incentive Shares (collectively referred to herein as Executive's "Transfer Rights"), shall be limited as set forth in subparagraph 3(e)(iv) of this Agreement. Employer and Executive agree that the restrictions described in this subparagraph 3(f)(vi) shall expire: (1) if Executive's employment is terminated other than for the reason set forth in subparagraph 4(a)(iv), upon the later of (x) the termination of Executive's employment with Employer or (y) March 30, 2001, or (2) if Executive's employment is terminated for the reason set forth in subparagraph 4(a)(iv), upon the termination of Executive's employment with Employer or (3) upon a "Change in Control of Employer" as defined in subparagraph 4(d) of this Agreement. Employer further agrees that if Executive, prior to her termination of employment, has not transferred or sold the maximum number of Value Incentive Shares which she had been entitled to transfer or sell hereunder, then, as of the date of termination of her employment, where such date is prior to March 30, 2001, all restrictions on transfer and sale shall expire as of the date of termination of employment as to the number of Value Incentive Shares which Executive could have previously transferred or sold cumulatively, less the number of shares which were previously transferred or sold.

                    (vii) The Units shall expire and become null and void at the earliest of:

               (A) the approval or ratification by Employer's shareholders at the Shareholder's Meeting of the New Plan on or before December 31, 1997, such that the grant of Additional Signing Options granted to Executive to purchase up to two hundred fifty-five thousand (255,000) shares of Common Stock become effective;

               (B)  the Expiration Date;

               (C) the dissolution of Employer (subject to the provisions of subparagraph 3(f)(viii) below);

               (D) (1) six (6) months after the termination of this Agreement if such termination occurs on or prior to March 31, 2001 other than by reason of death or "permanent disability" (as defined in subparagraph 4(a) below), or (2) one (1) year after the termination of this Agreement if such termination occurs on or prior to March 31, 2001 by reason of death or disability;

               (E) one (1) year after the termination of this Agreement if such termination occurs for any reason whatsoever after March 31, 2001 and on or prior to March 31, 2002;

               (F) two (2) years after the termination of this Agreement if such termination occurs for any reason whatsoever after March 31, 2002 and on or prior to March 31, 2003; or

               (G) three (3) years after the termination of this Agreement if such termination occurs for any reason whatsoever after March 31, 2003.

                    In the event Executive's employment is terminated within four (4) years of the Effective Date, other than "For Cause" (as defined in subparagraph 4(a) of this Agreement) or in the event Executive delivers her notice of her "Resignation For Cause" (as defined in subparagraph 4(c) of this Agreement), then, notwithstanding any other provisions of this or any other agreement dated as of even date herewith or prior hereto, the Units shall expire no earlier than the date which is two (2) years from the Effective Date with respect to fifty (50%) percent of the Value Incentive Shares or cash issuable upon conversion of the Units, the date which is three (3) years from the Effective Date with respect to an additional twenty-five (25%) percent of the Value Incentive Shares or cash issuable upon conversion of the Units and the date which is four (4) years from the Effective Date with respect to the remaining twenty-five (25%) percent of the Value Incentive Shares or cash issuable upon conversion of the Units.

               (viii) (A) In the event of (1) the  dissolution or liquidation of
                    Employer or (2) a merger or consolidation in which (x) the Employer does not survive as a publicly owned corporation with securities registered under the Exchange Act and (y) the agreements governing such merger or consolidation do not provide for the issuance of a substitute value incentive bonus or options with substantially equivalent terms, as determined by Employer's Board of Directors, in lieu of the Units or for the express assumption (within the meaning of Section 424(a) of the Code) of the Units by the surviving corporation, Employer's Board of Directors shall declare that the Units shall terminate as of a date to be fixed by the Board of Directors (the "Termination Date"), provided that the Board of Directors shall cause to be delivered not less than thirty (30) days before the Termination Date written notice of the Termination Date to Executive, and Executive shall have the right, during the period between the receipt of the written notice and the Termination Date to convert the Units, in whole or in part, whether or not all or any part of the Units would otherwise be convertible; provided, however, that unless Executive shall deliver to Employer written notice to the contrary at least three (3) business days prior to the Termination Date, Executive and all other holders of Units, if any, shall be deemed to have delivered to Employer a notice of conversion of the Units, in whole, on such Termination Date. To the extent that the Units are not converted in their entirety on or prior to the Termination Date, any and all Units and all rights then remaining hereunder shall terminate as of the Termination Date.

                    (B) In the event a "Change in Control of Employer" (as defined in subparagraph 4(d) below) occurs prior to the Units becoming convertible pursuant to Paragraph 3(f)(iii), the Units shall become immediately convertible in whole or in part.

                    (C) In the event of a "Change in Control of Employer" pursuant to which a substitute value incentive bonus units or options are offered to Executive in place of the Units herein granted or the surviving corporation offers to assume Employer's obligations under the value incentive bonus plan, the Board shall cause to be delivered to Executive, not less than thirty (30) days before the effective date of such "Change in Control of Employer", written notice of such effective date to Executive, and Executive shall have the right to elect to accept such substitute value incentive bonus units or options or to convert the Units in whole or in part, prior to the effective date of such "Change in Control of Employer" (and such notice shall so state); provided, however, that unless Executive shall deliver to Employer written notice to the contrary at least three (3) business days prior to such effective date, Executive and all other holders of Units, if any, shall be deemed to have rejected any substitute value incentive bonus units or options offered to Executive and any offer to assume the Units and to have delivered to Employer a notice of conversion of the Units, in whole, on such effective date.

               (ix) If, at the time Executive converts any Units with respect to which payment is made in Value Incentive Shares, such Value Incentive Shares are not registered for resale under the Securities Act, and Executive is entitled to demand registration rights under subparagraph 3(f)(v) above, and if on the date on which such Value Incentive Shares may for the first time be sold by Executive without limitation (whether by means of an effective registration for resale under the Securities Act or otherwise) the "fair market value" of a share of Employer's common stock is, with respect to any such Value Incentive Share, below the lesser of (A) the fair market value of such Value Incentive Share on the date Executive's notice of election to exercise her registration rights was received by Employer or (B) the fair market value of such Value Incentive Share on the date the certificate representing ownership in registered form thereof was issued, Employer will promptly compensate Executive with a bonus payment in an amount of cash or registered shares (valued at their fair market value) equal to the sum of the differences between the fair market value of a share of
                    Employer's common stock on the date on which such registration statement is declared effective and the amount determined to be, with respect to each Value Incentive Share described in this subparagraph 3(f)(ix), the lesser of the amounts described in clauses (A) and (B) above. For purposes of the foregoing, the term fair market value shall have the same meaning as is ascribed to such term in Schedule A.

          (g) (i) Employer hereby grants and, subject to the approval of Employer's shareholders at the Shareholders Meeting described in subparagraph 3(g)(ii), Executive agrees to accept in lieu of the Value Incentive Bonus, stock options to purchase two hundred fifty-five thousand (255,000) shares of Employer's common stock (the "Additional Signing Options") on the terms and conditions described in the Stock Option Agreement between Employer and
               Executive dated as of June 20, 1997, a copy of which is annexed hereto as Exhibit C, pursuant to the 1997 Incentive Stock Plan of Employer (the "New Plan") which has been adopted by the Board of Directors, subject to shareholder approval. Subject to obtaining such approval, Employer represents, warrants and covenants that no fewer than two hundred fifty-five thousand (255,000) authorized but unissued shares of Employer's common stock (or shares of common stock held in treasury) will remain reserved and available for issuance under such New Plan pursuant to such Stock Option Agreement for so long as the Additional Signing Options remain outstanding.

               (ii) Employer agrees to call an annual or special meeting of its shareholders promptly following the execution of this Agreement, but in no event to be held later than December 31, 1997, for the purpose of seeking such shareholder approval of the New Plan and/or ratification or approval of the grant of the Additional Signing Options (the "Shareholders Meeting"). Executive agrees that if the shareholders approve the New Plan or otherwise ratify or approve the grant of the Additional Signing Options, all of Executive's rights to the Value Incentive Bonus shall be deemed null and void, ab initio.

               (iii)Employer agrees that with respect to the shares of common stock issuable to Executive upon exercise of the Signing Options (the "Additional Option Shares"), Employer will, upon the request of Executive following the Shareholders Meeting, promptly seek to register the Additional Option Shares under the Securities Act on a Form S-8 (or the applicable successor Form) registration statement, and shall thereafter use its reasonable efforts to maintain current and in effect such registration statement. In connection with such registration, Employer shall prepare and thereafter maintain current and in effect, a "re-offer prospectus" under such registration statement, registering the resale of all of the Additional Option Shares by Executive. Employer agrees to use its reasonable efforts to make timely filings of its periodic reports and to take such other actions as may be necessary or appropriate in order for Employer to remain qualified to use such Form S-8 and such re-offer prospectus as contemplated by this Agreement. Employer's obligations under this paragraph shall terminate upon the earliest to occur of (i) the eleventh (11th) anniversary of the Effective Date, or (ii) the sale of all of the Additional Option Shares by Executive or (iii) the date Executive receives an opinion of counsel reasonably acceptable to counsel for Executive (which may be from counsel to Employer) that all of the Additional Option Shares may be sold under the provisions of paragraph (k) of Rule 144 notwithstanding the fact that a portion of the Additional Option Shares may remain unregistered under the Securities Act.

               (iv) If Employer is unable to register the Additional Option Shares on Form S-8 or thereafter fails or is unable to maintain such registration statement in effect or fails or is unable to file or thereafter maintain in effect a re-offer prospectus under such registration statement, Executive will be entitled to the demand registration rights described in the Registration Rights Agreement between Employer and Executive dated as of March 31, 1997, a copy of which is annexed hereto as Exhibit B.

               (v) Executive agrees that, during any ninety (90) day period, and notwithstanding the registration under the Securities Act of the Additional Option Shares, Executive's right to sell, assign, hypothecate or otherwise transfer any interest in the Additional Option Shares (collectively referred to herein as Executive's "Transfer Rights"), shall be limited as set forth in subparagraph 3(e)(iv) above. Employer and Executive agree that the restrictions described in this subparagraph 3(g)(v) shall expire:
               (1) if Executive's employment is terminated other than for the reason set forth in subparagraph 4(a)(iv), upon the later of (x) the termination of Executive's employment with Employer or (y) March 24, 2001, or (2) if Executive's employment is terminated for the reason set forth in subparagraph 4(a)(iv), upon the termination of Executive's employment with Employer or (3) in the event of a "Change In Control of Employer" as defined in subparagraph 4(d) of this Agreement. Employer further agrees that if Executive, prior to her termination of employment, has not transferred or sold the maximum number of Additional Option Shares which she had been entitled to transfer or sell hereunder, then, as of the date of termination of her employment, where such date is prior to March 24, 2001, all restrictions on transfer and sale shall expire as of the date of termination of employment as to the number of Additional Option Shares which Executive could have previously transferred or sold cumulatively, less the number of shares which were previously transferred or sold.

               (vi) (A) In the event of (1) the  dissolution  or  liquidation of
               Employer or (2) a merger or consolidation in which (x) the Employer does not survive as a publicly owned corporation with securities registered under the Exchange Act and (y) the agreements governing such merger or consolidation do not provide for the issuance of substitute options with substantially equivalent terms, as determined by Employer's Board of Directors, in lieu of the Additional Signing Options or for the express assumption (within the meaning of Section 424(a) of the Code) of the Additional Signing Options by the surviving corporation, Employer's Board of Directors shall declare that the Additional Signing Options shall terminate as of a date to be fixed by the Board of Directors (the "Termination Date"), provided that the Board of Directors shall cause to be delivered not less than thirty (30) days before the Termination Date written notice of the Termination Date to Executive and, provided the New Plan or the Additional Signing Options have theretofore been approved or ratified by Employer's shareholders as contemplated by subparagraph 3(g)(ii) above, Executive shall have the right, during the period between the receipt of the written notice and the Termination Date to exercise the Additional Signing Options, in whole or in part, whether or not all or any part of the Additional Signing Options would not otherwise be exercisable; provided, however, that unless Executive shall deliver to Employer written notice to the contrary at least three (3) business days prior to the Termination Date, Executive and all other holders of the Additional Signing Options, if any, shall be deemed to have delivered to Employer a notice of exercise of the Additional Signing Options, in whole, on such Termination Date. To the extent that the Additional Signing Options are not exercised in their entirety on or prior to the Termination Date, any and all Additional Signing Options and all rights then remaining hereunder shall terminate as of the Termination Date.

               (B) Provided the New Plan or the Additional Signing Options have been approved or ratified by Employer's shareholders as contemplated by the provisions of subparagraph 3(g)(ii) above, upon a "Change in Control of Employer", the Additional Signing Options, if not already exercisable in accordance with their terms, shall become immediately exercisable in whole or in part.

               (C) In the event of a "Change in Control of Employer" pursuant to which substitute options are offered to Executive in place of the Additional Signing Options herein granted or the surviving corporation offers to assume the Additional Signing Options, the Board shall cause to be delivered to Executive, not less than thirty (30) days before the effective date of such "Change in Control of Employer", written notice of such effective date to Executive and, provided the New Plan or the Additional Signing Options have theretofore been approved or ratified by Employer's shareholders as contemplated by the provisions of subparagraph 3(g)(ii) above, Executive shall have the right to elect to accept such substitute options or assumption of the Additional Signing Options or to exercise the

               Additional Signing Options in whole or in part, prior to such effective date (and such notice shall so state); provided, however, that unless Executive shall deliver to Employer written notice to the contrary at least three (3) business days prior to such effective date, Executive and all other holders of the Additional Signing Options, if any, shall be deemed to have rejected any substitute options offered to Executive and any offer to assume the Additional Signing Options and to have delivered to Employer a notice of exercise of the Additional Signing Options, in whole, on such effective date.

               (vii)If, at the time Executive purchases any Additional Option Shares upon exercise of Additional Signing Options, such Additional Option Shares are not registered for resale under the Securities Act, and Executive is entitled to demand registration rights under subparagraph 3(g)(iv) above, and if on the date on which such Additional Option Shares may for the first time be sold by Executive without limitation (whether by means of an effective registration for resale under the Securities Act or otherwise) the "fair market value" of a share of Employer's common stock is, with respect to any such Additional Option Share, below the lesser of (A) the fair market value of such Additional Option Share on the date Executive's notice of election to exercise her registration rights was received by Employer or (B) the fair market value of such Additional Option Share on the date the certificate representing ownership in registered form thereof was issued, Employer will promptly compensate Executive with a bonus payment in an amount of cash or registered shares (valued at their fair market value) equal to the sum of the differences between the fair market value of a share of Employer's common stock on the date on which such registration statement is declared effective and the amount determined to be, with respect to each Additional Option Share described in this subparagraph 3(g)(vii), the lesser of the amounts described in clauses (A) and (B) above. For purposes of the foregoing, the term fair market value shall have the same meaning as is ascribed to such term in Schedule A annexed hereto.

          2. Paragraph 4(f) of the Agreement is hereby amended to provide in its entirety as follows:

               (f) Unless Executive gives Employer written notice not later than five (5) business days prior to the effective date of a Change in Control of Employer that she wishes to remain employed pursuant to this Agreement following such effective date, Executive shall be deemed to have served her written notice of Resignation For Cause pursuant to subparagraph 4(c)(iv) hereof on the effective date of such "Change in Control of Employer". Such resignation shall terminate Executive's obligations under this Agreement effective immediately following such Change in Control of Employer, and Executive shall be entitled to the same amounts as would be payable if Employer had terminated Executive pursuant to subparagraph 4(b) hereof, except (i) that for purposes of calculating such amounts, the remainder of the term of this Agreement shall be deemed to be two (2) years, regardless of the actual length of the then remaining term of this Agreement, and
               (ii) payment of cash shall be accelerated to the effective date of such Change in Control of Employer. Executive shall also be entitled to any benefits accrued under this Agreement through the date of such Change in Control of Employer or accruing pursuant thereto, including without limitation any amounts payable pursuant to Paragraph 3(c) hereof or any rights under any of Paragraphs 3(e), 3(f) or 3(g) hereof, payable as of the effective date of such Change in Control of Employer.

          3. Paragraph 4(g) of the Agreement is hereby amended to provide in its entirety as follows:

          (g)  Immediately  upon the  occurrence  of a  "Change  in  Control  of
               Employer", all restrictions imposed by this Agreement and Exhibits (excluding those restrictions otherwise imposed by law) on the transfer and sale of Value Incentive Shares, the Signing Option Shares or the Additional Option Shares, as applicable, shall cease to apply.

          4. Schedule A and Exhibits A, B and C to the Agreement are hereby amended and restated to conform to the provisions of this Amendment and, as so amended and restated, are annexed hereto.

          5. Subject to the Amendments effected hereby, the Agreement shall remain in full force and effect.

          6. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Attest:                                LANCIT MEDIA ENTERTAINMENT, LTD.



/s/ MARC L. BAILIN                    By:  /s/  LAURENCE A. LANCIT
Secretary                                  Laurence A. Lancit



                                           /s/ SUSAN L. SOLOMON
                                           Susan Solomon

                                                                      Schedule A

                CALCULATION AND PAYMENT OF VALUE INCENTIVE BONUS

          1. Measurement in Units. Units shall be used solely as a device for the measurement and determination of the amount to be paid to SUSAN L. SOLOMON ("Executive") as her "Value Incentive Bonus" under the employment agreement to which this Schedule is annexed (as amended by Amendment No. 1, dated as of June 20, 1997, and as the same may be further amended, modified or otherwise supplemented from time to time, the "Employment Agreement"). The right to receive an amount equal to the appreciation in market value of one (1) share of the common stock, par value $.001 per share (the "Common Stock"), of LANCIT MEDIA ENTERTAINMENT, LTD. (the "Employer"), is referred to herein as a "Unit". All amounts at any time attributable to the Units shall be and remain the sole property of the Employer and Executive's rights hereunder are limited to the right to receive cash and/or Common Stock as further provided below. The Value Incentive Bonus is and shall be an employee benefit plan of the Employer.

          2. Election to Receive Value Incentive Bonus. Executive may elect to receive all or a portion of her Value Incentive Bonus at such time or times as she may desire by electing to convert Units into compensation as provided in this Schedule. No such election may be made, however, prior to the earlier to occur of the Shareholders Meeting (as defined in Paragraph 3(g)(ii) of the Employment Agreement) or December 31, 1997, except as otherwise provided in the Employment Agreement. From and after the date the Units become convertible under the Employment Agreement, Units may be converted in whole or from time to time in part at any time before their expiration by giving advance written notice of Executive's election to convert Units into compensation to the Chief Financial Officer of the Employer in the form of Exhibit I annexed to this Schedule A (an "Election Notice") prior to midnight, New York City time, on March 31, 2007 (the "Expiration Date"), specifying the number of Units (not to exceed, in the aggregate, 255,000) being converted.

          3. Determination of Value. Upon Executive's conversion of all or part of the Units, Executive shall be entitled to receive the economic value of the Units being converted. For each such Units, that economic value shall be equal to the excess of (i) the "fair market value" of one share of Common Stock on the date that the Election Notice is received by the Employer's Chief Financial Officer (the "Election Date") over (ii) $3.15625 (the "Measuring Value"); subject, however, to adjustment pursuant to paragraph 6 of this Schedule A. The total economic value of all Units converted by Executive pursuant to an individual Election Notice shall be the economic value of each Unit as determined in the preceding sentence multiplied by the number of Units converted. For the purposes of this Schedule A, the term "fair market value" as of any date of a share of Common Stock means the average of the closing bid and ask quotation for a share of Common Stock as reported on the principal national securities exchange on which such shares are listed or, if not so listed, on the National Association of Securities Dealers, Inc. Automated Quotation System on the relevant date or, if no such shares were sold on such date, on the next preceding date on which such shares were sold or, if no sales shall have occurred within 10 business date preceding such relevant date, fair market value shall be as reasonably determined by the Board of Directors of the Employer in good faith.

          4. Payment and/or Issuance of Share Certificates. Full payment of the aggregate economic value of all Units converted by Executive pursuant to an individual Election Notice (the "Total Payment") shall be made by the Employer, either in cash or in shares of Common Stock or any combination thereof, as the Employer's Board of Directors may determine in its sole discretion. If all or any part of the Total Payment due in connection with any conversion of Units hereunder is paid in shares of Common Stock ("Shares"), the number of Shares that shall be issued will be determined by dividing the Total Payment (of the part thereof to be paid in Shares) by the fair market value of a share of Common Stock on the Election Date; provided, however, that Executive shall receive cash in lieu of any fraction of a share of Common Stock issuable hereunder. Certificates for Shares, if any, issued hereunder shall be delivered to Executive, subject to the provisions of Paragraph 6 hereof, as promptly as practicable thereafter. Employer may place an appropriate legend on any certificates representing ownership of

               Shares to assure compliance with the restrictions on Executive's right to sell Shares contained in the Employment Agreement.

          5. Expiration. Executive's right to elect to convert the Units shall expire and become null and void in accordance with Paragraph 3(f)(vii) of the Employment Agreement, if applicable.

          6.   Recapitalization.  If the outstanding  shares of the Common Stock of the Employer are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Employer through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Employer shall issue Common Stock as a dividend or upon a stock split, then the number of Units convertible by Executive and/or the Measuring Value shall be proportionately adjusted. Adjustments under this Paragraph shall be made by the Employer's independent public accountants.

          7. Wage, FICA and Withholding Taxes. Executive hereby agrees that there shall be deducted from the payment of the economic value of any Units converted hereunder the amount necessary to discharge any Federal, state or local taxes (including any wage withholding or stock transfer taxes) imposed upon the Employer in respect of the Units or any payment upon conversion of the Units.

          8. Captions. The captions or headings of the paragraphs of this Schedule A are inserted only as a matter of convenience, and in no way define, limit or in any other way describe the scope of this Schedule A or the intent of any provisions hereof.

                                    EXHIBIT I
                          to Calculation and Payment of
                        Value Incentive Bonus Schedule A



                                 ELECTION NOTICE



To:      LANCIT MEDIA ENTERTAINMENT, LTD.
         601 West 50th Street
         New York, New York 10019
         Attention:  Chief Financial Officer

     I hereby elect to convert ______ Units in accordance with the terms and conditions described in the Calculation and Payment of Value Incentive Bonus Schedule to Employment Agreement, as amended by Amendment No. 1, dated as of June 20, 1997, to which this Election Notice is attached as Exhibit I.

     All share certificates that may be issued pursuant to this Election Notice are to be issued and delivered as follows:
================================================
================================================



Date:______________                 Signature: _________________________________

                                                                       Exhibit A

       Non-Qualified Stock Option for 495,000 Shares Dated: June 20, 1997
                                              (the "Date of Grant")


 This Option and the Shares issuable upon exercise of this Option are subject to certain restrictions on transfer described in Sections 5 and 6 hereof, and the holder of this Option agrees to be bond by such restrictions.

                        LANCIT MEDIA ENTERTAINMENT, LTD.

                             STOCK OPTION AGREEMENT

     KNOW ALL PERSONS BY THESE PRESENTS, that LANCIT MEDIA ENTERTAINMENT, LTD., a New York corporation (the "Company"), acting by its Board of Directors (the "Board"), hereby grants to SUSAN L. SOLOMON, residing at 211 Central Park West, New York, New York 10024 ("Optionee"), pursuant to the 1990 Stock Option Plan (the "Plan"), in consideration of services to be rendered to the Company, the right and option (the "Option") to purchase FOUR HUNDRED NINETY- FIVE THOUSAND (495,000) fully-paid and non-assessable shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), on the following terms and conditions (as used throughout, the term "Optionee" shall refer only to the original grantee of the Option, and shall not include subsequent authorized holders thereof, such as legatees, personal representatives or distributees of such grantee or transferees thereof pursuant to a "QDRO" (as defined in Section 8 below), and the term "Holder" shall refer to any authorized holder of the Option):

          1. Time and Manner of Exercise. Except as hereinafter provided, the Option granted hereby may not be exercised prior to October 1, 1997. From and after October 1, 1997 (or such earlier date as this Option may become exercisable pursuant to Section 8(c)), the Option may be exercised in whole or from time to time in part by giving advance written notice of such exercise to the Chief Financial Officer of the Company in the form of Exhibit I annexed hereto at any time prior to midnight, New York City time, on March 31, 2007 (the "Expiration Date"), specifying the number of Shares to be purchased. In no event shall a fraction of a Share be purchased or issued hereunder. Such notice must be accompanied by full payment for the Shares to be purchased and any withholding tax due. If the Company does not receive full payment for the Shares to be purchased and any withholding tax due within a reasonable period of time after notice of exercise has been given by Optionee, the notice of exercise shall be deemed to have been withdrawn and the Option shall remain in full force and effect, exercisable in accordance with the terms of this Agreement without any change in the number of Shares purchasable upon exercise of the Option, as though such notice of exercise had never been issued.

          2. Exercise Price. The price of the Shares to be purchased pursuant to the Option shall be $3.15625 per share (the "Exercise Price"), subject to adjustment pursuant to Section 8 hereof. The aggregate purchase price of the Shares to be purchased pursuant to any exercise of the Option shall be equal to the product of the number of Shares to be purchased multiplied by the Exercise Price.

          3. Payment and Issuance of Share Certificates. Full payment of the aggregate purchase price for the Shares purchased by Holder and any withholding taxes due thereon shall be made to the Company, either in cash or by certified check, bank check, personal check (in which case the Company reserves the right to withhold issuance of such Shares until the funds have cleared) or by wire transfer. If, and only if, the Shares issuable upon exercise of the Option may not be immediately resold without restriction under the Securities Act of 1933, as amended (the "Act"), prior to the date such payment is due, then Holder may pay the full or a partial amount of the purchase price, but not any withholding taxes due, in shares of Common Stock of the Company (including Shares previously issued upon exercise of the Option) valued at the "fair market value" thereof on the date notice of exercise of the Option to purchase such Shares is received by the Company. Certificates for the Shares purchased shall be delivered to Holder, subject to the provisions of Section 8 hereof, promptly thereafter. No Shares shall be issued, and no certificates for Shares shall be delivered, to Optionee until full payment therefor and of any withholding tax due thereon has been made. For the purposes of this Agreement, the term "fair market value" shall have the meaning assigned to it in the Plan.

          4. Expiration. The Option shall expire and become null and void at the earliest of:

               a.   the Expiration Date;

               b.   expiration  of the  Option  pursuant  to the  provisions  of
                    Section 8 hereof;

               c. (i) six (6) months after the termination of Optionee's employment pursuant to Optionee's employment agreement with the Company dated as of March 31, 1997 (as amended by Amendment No. 1, dated as of June 20, 1997, and as the same may be further amended, modified or otherwise supplemented from time to time, the "Employment Agreement") if such termination occurs on or prior to March 31, 2001 other than by reason of death or "permanent disability" (as defined in the Employment Agreement);

                    (ii) one (1) year after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs on or prior to March 31, 2001 by reason of death or "permanent disability";

               d. one (1) year after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs for any reason whatsoever after March 31, 2001 and on or prior to March 31, 2002;

               e. two (2) years after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs for any reason whatsoever after March 31, 2002 and on or prior to March 31, 2003; or

               f. three (3) years after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs for any reason whatsoever after March 31, 2003.

In the event Optionee's employment is terminated within four (4) years of the Effective Date of the Employment Agreement other than "For Cause" (as defined in the Employment Agreement) or in the event Optionee effects a "Resignation For Cause" (as defined in the Employment Agreement) then, notwithstanding any other provisions of this or any other agreement dated of even date herewith or prior hereto, the Option shall expire no earlier than the date which is two (2) years from the Effective Date of the Employment Agreement with respect to 50% of the Shares purchasable upon exercise of the Option, the date which is three (3) years from the Effective Date of the Employment Agreement with respect to an additional 25% of the Shares purchasable upon exercise of the Option, and the date which is four (4) years from the Effective Date of the Employment Agreement with respect to the remaining 25% of the Shares purchasable upon exercise of the Option.

          5.   Securities Laws.

               a. Optionee acknowledges that Optionee has been informed of, or is otherwise familiar with, the nature and the limitations imposed by the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder (in particular, Rule 144 promulgated under the Act ("Rule 144") and Section 16 of the Exchange Act and Rule l6b-3 promulgated thereunder) and the securities ("Blue Sky") laws of the state of Optionee's residence, concerning the Shares issuable upon exercise of the Option and agrees to be bound by the restrictions embodied in such laws, and the rules and regulations promulgated thereunder. Unless the Shares to be issued upon the exercise of the Option have been registered for resale in accordance with a currently effective registration statement under the Act (but without prejudice to any obligations of the Company arising under the Employment Agreement or the Registration Rights Agreement referred to therein to register the Shares), the Board may require, as a condition to the delivery of certificates representing ownership of the Shares, that the Company receive appropriate evidence that

                    Holder is acquiring the Shares for investment and not with a view to the distribution or public offering of the Shares, or any interest in the Shares, and a representation to the effect that Holder shall make no sale or other disposition of the Shares unless (a) the Company shall have received an opinion of counsel satisfactory in form and substance to it that the sale or other disposition may be made without registration under the then applicable provisions of the Act and the rules and regulations promulgated thereunder, or (b) the Shares shall be included in a currently effective registration statement under the Act. The Company reserves the right to place a legend on any certificates representing ownership of Shares to assure compliance with this paragraph.

               b. The Company acknowledges that the Employment Agreement provides that the Company has registered the Shares under the Act on a Form S-8 registration statement and will use reasonable efforts to maintain same in effect. In connection with such registration, the Company shall prepare and file and thereafter maintain current and in effect a "reoffer prospectus" under such registration statement registering the resale of all the Shares by Optionee. The Company agrees to use reasonable efforts to make timely filings of its periodic reports and to take such other actions as may be necessary or appropriate in order for the Company to remain qualified to use Form S-8 and such reoffer prospectus as herein contemplated. The Company's obligations under this paragraph shall terminate upon the earliest to occur of (i) the eleventh (11th) anniversary of the Date of Grant, or
                    (ii) the sale of all of the Shares by Optionee, or (iii) the date Optionee receives an opinion of counsel (which may be from counsel to the Company) reasonably acceptable to counsel for the Optionee that all of the Shares may be sold under the provisions of paragraph (k) of Rule 144 notwithstanding the fact that a portion of the Shares may remain unregistered under the Act. Optionee is also entitled to the benefit of the Registration Rights Agreement dated as of March 31, 1997 between the Company and Optionee, in accordance with its terms and the terms of the Employment Agreement.

          6.   Non-Transferability; Death or Disability.

               a. The Option is granted in recognition of the personal services of Optionee and Optionee hereby agrees that Optionee will not directly or indirectly sell, assign, transfer, pledge, hypothecate, dispose of, encumber or otherwise grant any interest in the Option other than (i) by will or by the laws of descent and distribution or (ii) pursuant to a "Qualified Domestic Relations Order" ("QDRO") as defined in the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee Retirement Income Security Act of 1974, as amended. The Option may be exercised during the lifetime of Optionee only by Optionee or by Optionee's guardian or other legal representative or by a transferee thereof pursuant to a QDRO (a "Permitted Transferee").

               b. Optionee acknowledges that the Employment Agreement contains certain restrictions on Optionee's right to sell Shares and hereby agrees that the Company may place an appropriate legend on any certificates representing ownership of Shares to assure compliance with such restrictions.

               c. If Optionee shall die, the Option may be exercised by Optionee's executor, administrator or other legal representative, or by a Permitted Transferee to whom the Option was lawfully transferred, if any, at any time prior to the expiration of the Option pursuant to Section 4 hereof.

               d. If Optionee's employment pursuant to the Employment Agreement is terminated by reason of "permanent disability" (as defined in the Employment Agreement) the Option may be exercised by Optionee or by Optionee's guardian or legal representative, or by a Permitted Transferee to whom the Option was lawfully transferred, if any, at any time prior to the expiration of the Option pursuant to Section 4 hereof.

          7. Holder Not a Shareholder. The Option shall not entitle Holder to any dividend, voting or other rights as a shareholder of the Company or to any notice of proceedings of the Company in respect of any Shares issuable upon exercise of the Option unless and until the certificates representing the Shares have been issued to Holder.

          8.   Recapitalization and Reorganization.

               a. If the outstanding shares of the Common Stock of the Company are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue Common Stock as a dividend or upon a stock split, then the number and kind of shares then purchasable upon exercise of the Option and the Exercise Price hereunder shall be proportionately adjusted. However, no such adjustment shall change the total purchase price of a complete exercise of the unexercised portion of the Option. Adjustments under this Section shall be made by the Company's independent public accountants. In computing any such adjustments, any fractional share which might otherwise become subject to the Option shall be eliminated and paid in cash.

               b. In the event of (i) the dissolution or liquidation of the Company or (ii) a merger or consolidation in which (A) the Company does not survive as a publicly owned corporation with securities registered under the Exchange Act and (B) the agreements governing such merger or consolidation do not provide for the issuance of substitute options with substantially equivalent terms as determined by the Board in lieu of the Option or for the express assumption (within the meaning of Section 424(a) of the Code) of the Option by the surviving corporation, the Board shall declare that the Option shall terminate as of a date to be fixed by the Board (the "Termination Date"), provided that the Board shall cause to be delivered not less than thirty (30) days before the Termination Date written notice of the Termination Date to Holder and Holder shall have the right, during the Period between the receipt of the written notice and the Termination Date to exercise the Option, in whole or in part, whether or not all or any part of the Option would not otherwise be exercisable; provided, however, that unless Optionee shall deliver to the Company written notice to the contrary at least three (3) business days prior to the Effective Date, the Optionee and every Holder shall be deemed to have delivered to the Company a notice of exercise of the Option, in whole, on the Effective Date. To the extent that the Option is not exercised in its entirety on or prior to the Termination Date, the Option and any and all rights then remaining hereunder shall expire and terminate as of the Termination Date.

               c. Upon a "Change in Control of Employer" (as defined in the Employment Agreement), the Option, if not already exercisable in accordance with its terms, shall become immediately exercisable in whole or in part.

               d. In the event of a "Change in Control of Employer" pursuant to which substitute options are offered to Optionee in place of the Option herein granted or the surviving corporation offers to assume the Option, the Board shall cause to be delivered not less than thirty (30) days before the effective date of such "Change in Control of Employer" (the "Effective Date") written notice of the Effective Date to Optionee and Optionee shall have the right to elect to accept such substitute options or assumption or to exercise the Option, in whole or in part, prior to the Effective Date (and such notice shall so state); provided, however, that unless Optionee shall deliver to the Company written notice to the contrary at least three (3) business days prior to the Effective Date, the Optionee and every Holder shall be deemed to have rejected any substitute options offered to Optionee and any offer to assume the Option and to have delivered to the Company a notice of exercise of the Option, in whole, on the Effective Date.

          9. Reservation of Shares. The Company will at all times reserve and keep available out of its authorized shares of Common Stock, solely for issuance upon the exercise of the Option and other similar options, at least such number of its shares of Common
               Stock as shall be issuable upon the exercise of the Option and all other similar options at the time outstanding.

          10. Subject to Plan. The Option has been issued under the Plan. In addition to the provisions of this Agreement, the Option will be subject to the power of the Board to interpret the Plan, correct any defect, supply any omission and reconcile any inconsistency in the Plan, prescribe, amend and rescind rules and regulations, forms, notices and agreements relating to it and make all determinations necessary or advisable for its administration and to alter, suspend or discontinue the Plan at any time, except that no such action of the Board may, without the consent of the Holder alter the terms of, or impair the rights of the Holder under this Agreement or the Employment Agreement, except pursuant to Section 8 above. The power of the Board to construe and administer any options granted prior to the termination or suspension of the Plan shall nevertheless continue after and survive such termination or during such suspension.

          11. No Employment Agreement. Nothing contained in this Agreement shall confer upon Optionee the right to be continued as an employee or as a director of or as a consultant or advisor to the Company or any subsidiary or affiliate of the Company or shall interfere in any way with the right of the Company or any subsidiary or affiliate of the Company lawfully to terminate Optionee's employment at any time, and no such termination shall in any way affect any of the rights of the Company set forth in this Agreement. Nothing herein contained shall in any way affect the rights of the Company or Optionee arising under the Employment Agreement.

          12. Wage, FICA and Withholding Taxes. Holder hereby agrees that Holder will make such arrangements as the Company may reasonably deem necessary to discharge any Federal, state or local taxes (including any wage withholding or stock transfer taxes) imposed upon the Company in respect of this Agreement, the Option covered hereby or the Shares purchasable hereunder. Shares of Common Stock may not be used to discharge Holder's tax obligations. Holder may, however, discharge Holder's tax obligations with respect to any purchase of Shares pursuant to the exercise of the Option by (i) agreeing to sell the Shares so purchased within the thirty (30) day period immediately following such purchase, which period shall be extended by such number of days, if any, during which such sale cannot be affected by reason of the failure or inability of the Company to register such Shares under the Act (as so extended, the "Sale Period") and (ii) delivering to the Company Optionee's promissory note payable upon the earlier to occur of (A) such sale of Shares and (B) the expiration of the Sale Period.

          13. Entire Agreement. This Agreement contains the entire agreement of the parties relative to the subject matter hereof, superseding and terminating all prior agreements or understandings, whether oral or written, between the parties hereto relative to the subject hereof, and this Agreement may not be extended, amended, modified or supplemented without the written consent of the parties hereto.

          14. Waiver, Modification, Amendment. Except where specific time limits are herein provided, no delay on the part of either party hereto in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. No waiver, modification or amendment of this Agreement or any provision hereof, shall be enforceable against either party hereto unless in writing, signed by the party against whom such waiver, modification or amendment is claimed, and with regard to any waiver, shall be limited solely to the one event.

          15. Governing Law. This Agreement and all amendments or charges relating hereto shall be deemed to have been entered into pursuant to, and shall be governed by, the laws of the State of New York.

          16. Notices. Notices pursuant hereto shall be given in writing, in person (against receipt therefor only if requested) or by retired or certified mail, return receipt requested, and shall be deemed delivered upon delivery in person or four (4) days after deposit in the United States mail, postage prepaid, addressed as follows:

                  If to the Company:        LANCIT MEDIA ENTERTAINMENT, LTD.
                                            601 West 50th Street
                                            New York, NY 10019
                                            Attn:    Chief Financial Officer

                  If to Optionee:           SUSAN L. SOLOMON
                                            211 Central Park West
                                            New York, NY 10024

               or to such other address as either party hereto shall designate to the other party by written notice given in accordance with this Section.

          17. Injunctive Relief. In addition to any other rights or remedies available to the Company as a result of any breach of Optionee's covenants under Section 5 hereof, the Company shall be entitled to enforcement of such covenants by seeking an injunction or a decree of specific performance from a court of competent jurisdiction.

          18. Captions. The captions or headings of the Sections are inserted only as a matter of convenience, and in no way define, limit or in any other way describe the scope of this Agreement or the intent of any provisions hereof.

          19. Optionee Information and Knowledge. Holder hereby certifies that Holder has read the above Agreement, and understands and agrees to all of the terms, conditions and statements contained therein, accepting this Agreement as of the Date of Grant first above written.


ATTEST:                  LANCIT MEDIA ENTERTAINMENT, INC.


                                              By:
         [Assistant] Secretary                   Laurence A. Lancit, President


                                                 SUSAN L. SOLOMON

                                    EXHIBIT I
                      to Stock Option Agreement - Exhibit A

                                 EXERCISE NOTICE

To:      LANCIT MEDIA ENTERTAINMENT LTD. (the "Company")
         601 West 50th Street
         New York, New York 10019
         Attn:    Chief Financial Officer

     I hereby elect to purchase __________ shares of Common Stock ("New Shares") in accordance with the terms and conditions of the Stock Option Agreement to which this Exercise Notice is attached as Exhibit I (the "Agreement"), and hereby tender herewith full payment of the purchase piece and all applicable withholding taxes in the amount of $____________, either in cash or by certified check, bank check, personal check (in which case the Company reserves the night to withhold issuance of such New Shares until the funds have cleared) payable to the order of LANCIT MEDIA ENTERTAINMENT, LTD., or by wire transfer of funds, or, but only if I am permitted to do so under the Agreement, and only with regard to the full or partial amount of the purchase price, in negotiable certificates1 for outstanding shares, of Common Stock of the Company ("Old Shares"), valued at the "fair market value" (as defined in the Agreement) thereof as of the date this Exercise Notice is received by the Company.

     I further request that if the stock certificate(s) for Old Shares being tendered herewith (if any) is for more shares of Common Stock than are needed to pay the purchase price, that a new stock certificate for the extra shares represented by the certificate(s) delivered herewith be issued and delivered to me.

     All share certificates issued pursuant to this Exercise Notice are to be issued and delivered as follows:





Date:________________   Signature___________________________________________

          1 To be negotiable, certificates must be endorsed to LANCIT MEDIA ENTERTAINMENT, LTD., or in blank, or be accompanied by a stock power so endorsed.

          2 The signature on this notice must correspond with Holder's name as written on the face of the Agreement in every particular, without alteration or enlargement or any change whatsoever.

                                                                       Exhibit B

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT, dated as of March 31, 1997 (as amended and restated as of June 20, 1997, the "Agreement"), between LANCIT MEDIA ENTERTAINMENT, LTD., a New York corporation (the "Company"), and SUSAN L. SOLOMON, an individual ("Executive").

                               W I T N E S S E T H

     WHEREAS, the Company and Executive have entered into an employment agreement dated March 31, 1997 (as amended by Amendment No. 1, dated as of June 20, 1997, and as the same may be further amended, modified, or supplemented from time to time, the "Employment Agreement"), pursuant to which Executive has been awarded stock options under the Company's 1990 Stock Option Plan (the "1990 Plan Options"), stock options under the Company's 1997 Incentive Stock Plan, which is subject to shareholder approval (the "1997 Plan Options"), and an incentive value bonus ("IVB") pursuant to which the Executive may receive, in the sole discretion of the Company, either cash or shares of common stock, par value $.001 per share (the "Common Stock"), of the Company in satisfaction of the obligations of the Company with respect to the IVB; and

     WHEREAS, the Company has agreed to register such shares of Company Common Stock as may be issued to Executive upon her exercise of the 1990 Plan Options or the 1997 Plan Options or in satisfaction of the IVB ("New Shares"), in accordance with the terms and conditions hereof;

     NOW, THEREFORE, the parties hereto agree as follows:

          1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Employment Agreement.

          2.   Registration Rights.

               a. Although the Company is under no existing obligation under the Securities Act of 1933, as amended (the "Securities Act") or any other domestic or foreign law applicable to the sale or transfer of securities (collectively, the "Securities Laws") to file a registration statement or otherwise resister any New Shares for any purpose, the Company agrees that if, and only if, the Company (i) has not registered the New Shares issuable pursuant to the 1997 Plan Options or the IVB under the Securities Act on Form S-8 within the one hundred seventy (170) day period following the date of this Agreement, or (ii) thereafter fails or is unable to maintain such registration statement or the registration statement covering the 1990 Plan Options in effect, as contemplated by the Employment Agreement, or
                    (iii) fails or is unable to file or thereafter maintain in effect a reoffer prospectus under such registration statements, as contemplated in the Employment Agreement, then unless any such failure or inability is the consequence of a failure on Executive's part to cooperate with the Company in a reasonable manner, such as (by way of illustration and not by way of limitation) by failing to provide information or undertakings reasonably required to prepare and file a reoffer prospectus, upon the written request of Executive with respect to all (but not less than all) of the New Shares which shall have theretofore been issued to Executive and which are not then covered by a currently effective registration statement and reoffer prospectus, the Company will, subject to the limitations set forth below, use reasonable efforts to cause such New Shares (herein referred to as the "Securities") to be registered under the Securities Act for the purposes of permitting the sale or other disposition by the Executive of all or part of the Securities to be so registered (a "Holder's Offering"); provided, however, that under no circumstances shall the Company be required to effect more than three (3) Holder's Offerings under this Agreement per calendar year; and provided, further, that neither the provisions of this Agreement nor the registration of any Securities pursuant hereto shall waive, or release Executive from, any restrictions on the sale, transfer, pledge, hypothecation or other disposition or encumbrance of the New Shares contained in the Employment Agreement or, in any other way, waive, modify or amend any provision of the Employment Agreement.

               b. The provisions of paragraph (a) above notwithstanding, if the Board of Directors of the Company (the "Board")
                    determines in good faith that the filing or effectiveness of, or sales pursuant to any registration statement otherwise required to be prepared, filed and made and kept effective by it pursuant to this Agreement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization, share repurchase, listing or qualification of any of the

                    Company's securities on any national securities exchange, or other significant transaction involving the Company or any of its affiliates or require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, the Company shall be entitled to postpone, for a reasonable period of time, the filing or effectiveness of, or suspend the right of Executive to make sales pursuant to, such registration statement; provided, however, that the duration of such postponement or suspension may not exceed ninety (90) days after the cessation of the circumstances upon which such postponement or suspension is based. If the Company shall so postpone the filing or effectiveness of a registration statement it shall, as promptly as possible, notify Executive to withdraw the request for registration by giving written notice to the Company within ten (10) days after receipt of such notice. Any Holder's Offering as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted for purposes of determining whether the Company has effected a Holder's Offering pursuant to paragraph (a) above during such calendar year.

               c.   The  Company's  obligations  under  Section 3 below shall be subject to the obligations of the Executive to furnish all information and materials and to take any and all actions as may be required under applicable Federal and state securities laws and regulations requirements of the
                    Securities and Exchange Commission (the "SEC" or "Commission") and to obtain acceleration of the effective date of a registration statement.

          3. Company Obligations. If and whenever the Company is required by the provisions of Section 2 above to effect the registration of Securities under the Securities Act, the Company will use reasonable efforts to:

               a. Prepare and file with the Commission a registration statement with respect to such Securities and to cause such registration statement to become effective and (by preparing and filing with the SEC such amendments to such registration statement and supplements to the prospectus, if any, contained therein as may be necessary) to remain effective during the period required for the distribution of the Securities covered by such registration statement; provided, however, that the Company may deregister any of such Securities which have not been sold after the earlier to occur of (i) the date the Executive receives an opinion of counsel (which may be from counsel to the Company) that all such securities may be sold under the provisions of SEC Rule 144(k) and (ii) the later to occur of (A) the third anniversary of the effective date of the registration statement and (B) the ninety-first (91st) day after the expiration of any suspension of the right of Executive to make sales pursuant to such registration statement, if any, subject, however, to the requirements of Section 2, above;

               b. Furnish to the Executive in connection with a Holder's Offering such reasonable number of copies of the registration statement, summary plan description, preliminary prospectus, final prospectus and other documents as may reasonably be requested in order to facilitate the marketing of such Securities;

               c. Register or qualify such Securities under the securities or "blue sky" laws of such jurisdiction within the United States as the Executive may reasonably request; provided that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified to do business as a foreign corporation;

               d. Promptly notify the Executive, promptly after the Company shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

               e. Notify the Executive, during any period during which Securities may be distributed pursuant to a Holder's Offering and a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, if any, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading, and at the request of the Executive prepare and furnish to the Executive a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading;

               f. In the case of an underwritten offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter of such offering, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, and in the
                    case   of  any   non-underwritten   offering,   provide   to
                    broker-dealers participating in any distribution of Securities reasonable indemnification substantially similar to that provided by Section 6 hereof whenever requested to do so;

               g. Promptly notify the Executive (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the registration statement, and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time;

               h. Permit counsel for the Executive to review the registration statement and all amendments and supplements thereto for a reasonable period of time prior to their filing with the SEC, and not to file any document in a form to which such counsel reasonably objects;

               i. Make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the registration statement;

               j. Make available for inspection by the Executive, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant, or other agent retained by the Executive or any such underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably required by any such Inspector in connection with the registration statement;

               k. Use reasonable efforts either to (i) cause all the Securities covered by the registration statement to be listed on a national exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Securities is then permitted under the rules of such exchange or (ii) secure designation of all the Securities covered by the registration statement as a Nasdaq "National Market Security" within the meaning of Rule 11a2-1 of the SEC and the quotation of the Securities on the Nasdaq National Market System;

               l. Provide a transfer agent and registrar, which may be a single entity, for the Securities not later than the effective date of the registration statement;

               m. Cooperate with the Executive and the managing underwriter or underwriters, if any, in a reasonable manner to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold pursuant to the registration statement and enable such certificates to be in such denominations or amounts, as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the Executive may reasonably request; and

               n. Take all other reasonable actions necessary and appropriate for the Company to take to expedite and facilitate disposition by the Executive of the Securities pursuant to the registration statement.

          4. Executive's Obligations. The Executive's right to have the Securities included in a registration statement pursuant to the provisions of Section 2 above shall be subject to the following further conditions:

               a. The Executive shall have furnished to the Company in writing such information, agreements and documents regarding the Executive and any distribution of New Shares proposed by her as the Company, the managing underwriter(s) of any proposed issuance of securities by or on behalf of the Company, if any, and its counsel may reasonably request; and

               b. The Executive shall have executed and delivered to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with Applicable provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which may include, without limitation, undertakings not to buy any securities of the same class as the Securities or to solicit such purchases by others until Executive's distribution of Securities is completed and otherwise to comply with the SEC's anti-manipulation rules, and to inform any exchange upon which the Company's Common Stock may be traded and the managing underwriter(s) or broker(s) participating in Executive's distribution of New Shares of the substance, of the foregoing undertakings and of the restrictions on Executive's right to sell Shares contained in the Employment Agreement.

          5.   Fees and Costs.

               a. All fees and costs relating to each Holder's Offering shall be borne by the Company, except that the Executive shall bear all brokerage and underwriting fees, commissions and discounts attributable to the New Shares offered for sale for the account of the Executive.

               b. The fees and costs of registration to be borne by the Company as provided above, shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, legal fees and disbursements and other expenses of complying with the state securities or "blue sky" laws of the jurisdiction in which the Securities to be offered are to be registered or qualified, and premiums and other costs of policies of insurance, if any, against liability arising out of such public offering.

          6.   Indemnification and Contribution.

               a. In connection with any Holder's Offering, the Company will, to the extent permitted by law, indemnify and hold harmless the Executive from and against, and will reimburse the Executive with respect to, any and all losses, damages, costs and expenses the Executive may suffer, insofar as such losses, damages, costs or expenses arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and shall reimburse the Executive for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, damage, cost or expense; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement of material fact or omission or alleged omission to state a material fact made in conformity with information furnished to the Company by the Executive. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Executive and shall survive the transfer of such securities by such Executive.

               b. Promptly after receipt by an indemnified party under the provisions of this Section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of this Section, notify the indemnifying party of the commencement thereof, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under this Section 6 except to the extent that the indemnifying party is materially prejudiced thereby, and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 6. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and if, but only if, such counsel will not be required to represent parties with actual differing interests, and, after notice from the indemnifying party to such indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, than an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnified party, representation of such indemnified party by the counsel retained by the indemnified party would be inappropriate due to actual or potential differing, interests between such indemnified party and any other party represented by such counsel in such proceedings. No indemnifying party shall be liable to an indemnified party for any settlement or compromise of any action or claim to which the indemnifying party has not consented. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

               c. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section is for any reason held to be unenforceable although applicable in accordance with its terms, then the Company agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 6 to the fullest extent permitted by law, and the Executive shall be liable for contribution only to the extent that any costs, expenses or judgments described herein (after deducting any contribution, if any, received by the Company from persons other than the Executive who may also be liable for contribution) are determined by a court (or the parties to any settlement) to have arisen out of or to have been based upon any untrue or alleged untrue statement of any material fact contained in a registration statement, any prospectus contained therein or any amendment or supplement thereto, or upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, made in reliance upon and in conformity with written information furnished to the Company by the Executive specifically stating that it is for use in such registration statement, prospectus, amendment or supplement or document incorporated by reference into any of the foregoing. Notwithstanding the foregoing, the liability of the Executive shall be limited to the aggregate offering price of the Securities sold by Executive under such registration statement pursuant to Section 2 hereof.

               d. The Company and the Executive agree that it would not be just and equitable if contribution pursuant to paragraph (c) above were determined by pro rata allocation or by any other method of allocation inconsistent with the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or judgments referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meanings of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          7. Termination. This Agreement and the rights granted under Section 2 hereof shall terminate on the earliest to occur of (i) the eleventh (11th) anniversary of the date hereof or (ii) the sale of all of the New Shares by the Executive, or (iii) the date the Executive receives an opinion of counsel (which may be from counsel to the Company) reasonably acceptable to counsel for the Executive that all of the New Shares may be sold under the provisions of SEC Rule 144(k) notwithstanding the fact that a portion of the New Shares may remain unregistered under the Securities Act; provide, however, that the Company may elect, in its sole discretion, to include any remaining unregistered New Shares in one or more subsequently filed registration statements registering securities of the Company upon such terms and conditions upon which the Company and the Executive shall then mutually agree.

          8.   Miscellaneous.

               a. Notices. All notices under this Agreement shall be in writing and shall be effective (i) upon personal delivery against receipt therefor, or (ii) if sent by mail three (3) business days after deposit in the United States, Postal Service, first-class, postage prepaid, registered or certified, return receipt requested. All notices given hereunder shall be addressed:

                    (i)  in  the  case  of  the   Company   to:
                              Lancit Media Entertainment,  Ltd.
                              601 West 50th Street
                               New York, NY 10019
                              Attn: Chief Financial Officer
                         with a copy to:
                              Rubin, Bailin,  Ortoli,  Mayer, Baker & Fry, LLP
                                 405 Park Avenue
                               New York, NY 10022
                             Attn: Marc Bailin, Esq.

                           or

                  (ii)  in the case of Executive, to:
                                Susan L. Solomon
                              211 Central Park West
                               New York, NY 10024

                        with a copy to:
                                Robert M. Schorr
                              KLS Professional Advisors Group, Inc.
                              641 Lexington Avenue
                               New York, NY 10022

                    or to such other address or to such other person as the Company or Executive shall have last designated by notice to the other parties hereto.

               b. Integration and Modification. This Agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated hereby and there are no agreements, warranties or representations which are not set forth herein. All prior negotiations, agreements and understandings are superseded hereby. This Agreement may not be modified or amended except by an instrument in writing, signed by or on behalf of the parties hereto.

               c. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

               d. Binding Effect; Successor's Undertakings. This Agreement shall be binding upon the parties and inure to the benefit of the successors, legal representatives and assigns of the parties hereto. Neither this Agreement nor all or any part of the rights granted hereunder may be assigned by the Executive without the prior written consent of the Company, except to a "permitted transferee" (as defined in the agreements covering the 1990 Plan Options and the 1997 Plan Options or the IVB, as applicable); provided, however, that no assignment shall require the Company to effect more Holder's Offerings than are permitted pursuant to Section 2 above during the term of this Agreement regardless of the number of persons to whom the Executive may have assigned part of her rights hereunder following receipt of the Company's consent thereto. Each successor, legal representative and assignee of the Executive shall, as a condition to the extension of the rights of Executive hereunder to such successor, legal representative or assign, execute a written undertaking, in form and substance satisfactory to the Company and its counsel, to observe and perform all of the obligations of Executive under this Agreement and in all other respects to be bound hereby.

               e. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               f.   Headings.   The  Section  and  Paragraph  headings  in  this
                    Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                 LANCIT MEDIA ENTERTAINMENT, LTD.


                     By:
                          Laurence A. Lancit, President



                         Susan L. Solomon

                                                                       Exhibit C

Non-Qualified Stock Option for 255,000 Shares      Dated:   June 20, 1997
                                                   (the "Date of Grant")


 This Option and the Shares issuable upon exercise of this Option are subject to certain restrictions on transfer described in Sections 5 and 6 hereof, and the holder of this Option agrees to be bond by such restrictions.

                        LANCIT MEDIA ENTERTAINMENT, LTD.

                             STOCK OPTION AGREEMENT

     KNOW ALL PERSONS BY THESE PRESENTS, that LANCIT MEDIA ENTERTAINMENT, LTD., a New York corporation (the "Company"), acting by its Board of Directors (the "Board"), hereby grants to SUSAN L. SOLOMON, residing at 211 Central Park West, New York, New York 10024 ("Optionee"), pursuant to the Company's 1997 Incentive Stock Plan (the "Plan"), in consideration of services to be rendered to the Company, the right and option (the "Option") to purchase TWO HUNDRED FIFTY-FIVE THOUSAND (255,000) fully-paid and non-assessable shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), on the following terms and conditions (as used throughout, the term "Optionee" shall refer only to the original grantee of the Option, and shall not include subsequent authorized holders thereof, such as legatees, personal representatives or distributees of such grantee, and the term "Holder" shall refer to any authorized holder of the Option):

          1. Time and Manner of Exercise. The Option herein granted is subject to approval or ratification by the Company's shareholders in compliance with Section 505 of the Business Corporation Law of the State of New York on or prior to December 31, 1997, and may not be exercised unless such approval or ratification has been obtained on or prior to such date. The Option may not be exercised prior to October 1, 1997, except as hereinafter provided. From and after the later to occur of October 1, 1997 (or such earlier date as this Option may become exercisable pursuant to Section 8(c)) and the receipt of such shareholder approval or ratification, the Option may be exercised in whole or from time to time in part by giving advance written notice of such exercise to the Chief Financial Officer of the Company in the form of Exhibit I annexed hereto at any time prior to midnight, New York City time, on March 31, 2007 or such earlier date as may be specified under Section 4 hereof (the "Expiration Date"), specifying the number of Shares to be purchased. In no event shall a fraction of a Share be purchased or issued hereunder. Such notice must be accompanied by full payment for the Shares to be purchased and any withholding tax due. If the Company does not receive full payment for the Shares to be purchased and any withholding tax due within a reasonable period of time after notice of exercise has been given by Optionee, the notice of exercise shall be deemed to have been withdrawn and the Option shall remain in full force and effect, exercisable in accordance with the terms of this Agreement without any change in the number of Shares purchasable upon exercise of the Option, as though such notice of exercise had never been issued.

          2. Exercise Price. The price of the Shares to be purchased pursuant to the Option shall be $3.15625 per share (the "Exercise Price"), subject to adjustment pursuant to Section 8 hereof. The aggregate purchase price of the Shares to be purchased pursuant to any exercise of the Option shall be equal to the product of the number of Shares to be purchased multiplied by the Exercise Price.

          3. Payment and Issuance of Share Certificates. Full payment of the aggregate purchase price for the Shares purchased by Holder and any withholding taxes due thereon shall be made to the Company, either in cash or by certified check, bank check, personal check (in which case the Company reserves the right to withhold issuance of such Shares until the funds have cleared) or by wire transfer. If, and only if, the Shares issuable upon exercise of the Option may not be immediately resold without restriction under the Securities Act of 1933, as amended (the "Act"), prior to the date such payment is due, then Holder may pay the full or a partial amount of the purchase price, but not any withholding taxes due in shares of Common Stock of the Company (including Shares previously issued upon exercise of the Option) valued at the "fair market value" thereof on the date notice of exercise of the Option to purchase such Shares is received by the Company. Certificates for the Shares purchased shall be delivered to Holder, subject to the provisions of Section 8 hereof, promptly thereafter. No Shares shall be issued, and no certificates for Shares shall be delivered, to Optionee until full payment therefor and of any withholding tax due thereon has been made. For the purposes of this Agreement, the term "fair market value" shall have the meaning assigned to it in the Plan.

          4. Expiration. The Option shall expire and become null and void at the earliest of:

               a. the adjournment of the first meeting of the Company's shareholders to be held after the date first above written unless the Option is approved or ratified by the shareholders at such meeting;

               b. January 1, 1998 (or such later date as may be mutually agreed in writing by the Company and Optionee), unless the Option or the Plan is ratified or approved by the Company's shareholders at a meeting held prior to such date;

               c.   March 31, 2007;

               d.   expiration  of the  Option  pursuant  to the  provisions  of
                    Section 8 hereof;

               e. (i) six (6) months after the termination of Optionee's employment pursuant to Optionee's employment agreement with the Company dated as of March 31, 1997 (as amended by Amendment No. 1, dated as of June 20, 1997, and as the same may be further amended, modified or otherwise supplemented from time to time, the "Employment Agreement") if such termination occurs on or prior to March 31, 2001 other than by reason of death or "permanent disability" (as defined in the Employment Agreement);

                    (ii) one (1) year after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs on or prior to March 31, 2001 by reason of death or "permanent disability";

               f. one (1) year after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs for any reason whatsoever after March 31, 2001 and on or prior to March 31, 2002;

               g. two (2) years after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs for any reason whatsoever after March 31, 2002 and on or prior to March 31, 2003; or

               h. three (3) years after the termination of Optionee's employment pursuant to the Employment Agreement if such termination occurs for any reason whatsoever after March 31, 2003.

               In the event Optionee's employment is terminated within four (4) years of the Effective Date of the Employment Agreement other than "For Cause" (as defined in the Employment Agreement) or in the event Optionee effects a "Resignation For Cause" (as defined in the Employment Agreement) then, notwithstanding any other provisions of this or any other agreement dated of even date herewith or prior hereto, the Option shall expire no earlier than the date which is two (2) years from the Effective Date of the Employment Agreement with respect to 50% of the Shares purchasable upon exercise of the Option, the date which is three
               (3) years from the Effective Date of the Employment Agreement with respect to an additional 25% of the Shares purchasable upon exercise of the Option, and the date which is four (4) years from the Effective Date of the Employment Agreement with respect to the remaining 25% of the Shares purchasable upon exercise of the Option.

          5.   Securities Laws.

               a. Optionee acknowledges that Optionee has been informed of, or is otherwise familiar with, the nature and the limitations imposed by the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder (in particular, Rule 144 promulgated under the Act ("Rule 144") and Section 16 of the Exchange Act and Rule l6b-3 promulgated thereunder) and the securities ("Blue Sky") laws of the state of Optionee's residence, concerning the Shares issuable upon exercise of the Option and agrees to be bound by the restrictions embodied in such laws, and the rules and regulations promulgated thereunder. Unless the Shares to be issued upon the exercise of the Option have been registered for resale in accordance with a currently effective registration statement under the Act (but without prejudice to any obligations of the Company arising under the Employment Agreement or the Registration Rights Agreement referred to therein to register the Shares), the Board may require, as a condition to the delivery of certificates representing ownership of the Shares, that the Company receive appropriate evidence that Holder is acquiring the Shares for investment and not with a view to the distribution or public offering of the Shares, or any interest in the Shares, and a representation to the effect that Holder shall make no sale or other disposition of the Shares unless (a) the Company shall have received an opinion of counsel satisfactory in form and substance to it that the sale or other disposition may be made without registration under the then applicable provisions of the Act and the rules and regulations promulgated thereunder, or (b) the Shares shall be included in a currently effective registration statement under the Act. The Company reserves the right to place a legend on any certificates representing ownership of Shares to assure compliance with this paragraph.

               b. The Company acknowledges that the Employment Agreement provides that the Company will seek to register the Shares under the Act on a Form S-8 registration statement and thereafter use reasonable efforts to maintain same in effect. In connection with such registration, the Company shall prepare and file and thereafter maintain current and in effect a "reoffer prospectus" under such registration statement registering the resale of all the Shares by
                    Optionee. The Company agrees to use reasonable efforts to make timely filings of its periodic reports and to take such other actions as may be necessary or appropriate in order for the Company to remain qualified to use Form S-8 and such reoffer prospectus as herein contemplated. The Company's obligations under this paragraph shall terminate upon the earliest to occur of (i) the eleventh (11th) anniversary of the Date of Grant, or (ii) the sale of all of the Shares by Optionee, or (iii) the date Optionee receives an opinion of counsel (which may be from counsel to the Company) reasonably acceptable to counsel for the Optionee that all of the Shares may be sold under the provisions of paragraph
                    (k) of Rule 144 notwithstanding the fact that a portion of the Shares may remain unregistered under the Act. Optionee is also entitled to the benefit of the Registration Rights Agreement dated as of March 31, 1997 between Optionee and the Company, in accordance with its terms and the terms of the Employment Agreement.

          6.   Non-Transferability; Death or Disability.

               a. The Option is granted in recognition of the personal services of Optionee and Optionee hereby agrees that Optionee will not directly or indirectly sell, assign, transfer, pledge, hypothecate, dispose of, encumber or otherwise grant any interest in the Option other than by will or by the laws of descent and distribution. The Option may be exercised during the lifetime of Optionee only by Optionee or by Optionee's guardian or other legal representative (a "Permitted Transferee").

               b. Optionee acknowledges that the Employment Agreement contains certain restrictions on Optionee's right to sell Shares and hereby agrees that the Company may place an appropriate legend on any certificates representing ownership of Shares to assure compliance with such restrictions.

               c. If Optionee shall die, the Option may be exercised by Optionee's executor, administrator or other legal representative, or by a Permitted Transferee to whom the Option was lawfully transferred, if any, at any time prior to the expiration of the Option pursuant to Section 4 hereof.

               d. If Optionee's employment pursuant to the Employment Agreement is terminated by reason of "permanent disability" (as defined in the Employment Agreement) the Option may be exercised by Optionee or by Optionee's guardian or legal representative, or by a Permitted Transferee to whom the Option was lawfully transferred, if any, at any time prior to the expiration of the Option pursuant to Section 4 hereof.

          7. Holder Not a Shareholder. The Option shall not entitle Holder to any dividend, voting or other rights as a shareholder of the Company or to any notice of proceedings of the Company in respect of any Shares issuable upon exercise of the Option unless and until the certificates representing the Shares have been issued to Holder.

          8.   Recapitalization and Reorganization.

               a. If the outstanding shares of the Common Stock of the Company are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue Common Stock as a dividend or upon a stock split, then the number and kind of shares then purchasable upon exercise of the Option and the Exercise Price hereunder shall be proportionately adjusted. However, no such adjustment shall change the total purchase price of a complete exercise of the unexercised portion of the Option. Adjustments under this Section shall be made by the Company's independent public accountants. In computing any such adjustments, any fractional share which might otherwise become subject to the Option shall be eliminated and paid in cash.

               b. In the event of (i) the dissolution or liquidation of the Company or (ii) a merger or consolidation in which (A) the Company does not survive as a publicly owned corporation with securities registered under the Exchange Act and (B) the agreements governing such merger or consolidation do not provide for the issuance of substitute options with substantially equivalent terms as determined by the Board in lieu of the Option or for the express assumption (within the meaning of Section 424(a) of the Code) of the Option by the surviving corporation, the Board shall declare that the Option shall terminate as of a date to be fixed by the Board (the "Termination Date"), provided that the Board shall cause to be delivered not less than thirty (30) days before the Termination Date written notice of the Termination Date to Holder and, provided the Option has theretofore been approved or ratified by the Company's shareholders as contemplated by the provisions of Section 1 above, Holder shall have the right, during the Period between the receipt of the written notice and the Termination Date to exercise the Option, in whole or in part, whether or not all or any part of the Option would not otherwise be exercisable; provided, however, that unless Optionee shall deliver to the Company written notice to the contrary at least three (3) business days prior to the Effective Date, the Optionee and every Holder shall be deemed to have delivered to the Company a notice of exercise of the Option, in whole, on the Effective Date. To the extent that the Option is not exercised in its entirety on or prior to the Termination Date, the Option and any and all rights then remaining hereunder shall expire and terminate as of the Termination Date.

               c. Provided the Option or the Plan has been approved or ratified by the Company's shareholders as contemplated by the provisions of Section 1 above, upon a "Change in Control of Employer", the Option, if not already exercisable in accordance with its terms, shall become immediately exercisable in whole or in part.

               d. In the event of a "Change in Control of Employer" pursuant to which substitute options are offered to Optionee in place of the Option herein granted or the surviving corporation offers to assume the Option, the Board shall cause to be delivered not less than thirty (30) days before the effective date of such "Change in Control of Employer" (the "Effective Date") written notice of the Effective Date to Optionee and provided the Option has theretofore been approved or ratified by the Company's shareholders as contemplated by the provisions of Section 1 above, Optionee shall have the right to elect to accept such substitute options or assumption or to exercise the Option, in whole or in part, prior to the Effective Date (and such notice shall so state); provided, however, that unless Optionee shall deliver to the Company written notice to the contrary at least three (3) business days prior to the Effective Date, the Optionee and every Holder shall be deemed to have rejected any substitute options offered to Optionee and any offer to assume the Option and to have delivered to the Company a notice of exercise of the Option, in whole, on the Effective Date.

          9. Reservation of Shares. The Company will at all times reserve and keep available out of its authorized shares of Common Stock, solely for issuance upon the exercise of the Option and other similar options, at least such number of its shares of Common
               Stock as shall be issuable upon the exercise of the Option and all other similar options at the time outstanding.

          10. Subject to Plan. The Option has been issued under the Plan. In addition to the provisions of this Agreement, the Option will be subject to the power of the Board or the Committee, as the case may be, to interpret the Plan, correct any defect, supply any omission and reconcile any inconsistency in the Plan, prescribe, amend and rescind rules and regulations, forms, notices and agreements relating to it and make all determinations necessary or advisable for its administration and to alter, suspend or discontinue the Plan at any time, except that no such action of the Board or the Committee, as the case may be, may, without the consent of the Holder alter the terms of, or impair the rights of the Holder under this Agreement or the Employment Agreement, except pursuant to Section 8 above. The power of the Board or the Committee, as the case may be, to construe and administer any options granted prior to the termination or suspension of the Plan shall nevertheless continue after and survive such termination or during such suspension.

          11. No Employment Agreement. Nothing contained in this Agreement shall confer upon Optionee the right to be continued as an employee or as a director of or as a consultant or advisor to the Company or any subsidiary or affiliate of the Company or shall interfere in any way with the right of the Company or any subsidiary or affiliate of the Company lawfully to terminate Optionee's employment at any time, and no such termination shall in any way affect any of the rights of the Company set forth in this Agreement. Nothing herein contained shall in any way affect the rights of the Company or Optionee arising under the Employment Agreement.

          12. Wage, FICA and Withholding Taxes. Holder hereby agrees that Holder will make such arrangements as the Company may reasonably deem necessary to discharge any Federal, state or local taxes (including any wage withholding or stock transfer taxes) imposed upon the Company in respect of this Agreement, the Option covered hereby or the Shares purchasable hereunder. Shares of Common Stock may not be used to discharge Holder's tax obligations. Holder may, however, discharge Holder's tax obligations with respect to any purchase of Shares pursuant to the exercise of the Option by (i) agreeing to sell the Shares so purchased within the thirty (30) day period immediately following such purchase, which period shall be extended by such number of days, if any, during which such sale cannot be affected by reason of the failure or inability of the Company to register such Shares under the Act (as so extended, the "Sale Period") and (ii) delivering to the Company Optionee's promissory note payable upon the earlier to occur of (A) such sale of Shares and (B) the expiration of the Sale Period.

          13. Entire Agreement. This Agreement contains the entire agreement of the parties relative to the subject matter hereof, superseding and terminating all prior agreements or understandings, whether oral or written, between the parties hereto relative to the subject hereof, and this Agreement may not be extended, amended, modified or supplemented without the written consent of the parties hereto.

          14. Waiver, Modification, Amendment. Except where specific time limits are herein provided, no delay on the part of either party hereto in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. No waiver, modification or amendment of this Agreement or any provision hereof, shall be enforceable against either party hereto unless in writing, signed by the party against whom such waiver, modification or amendment is claimed, and with regard to any waiver, shall be limited solely to the one event.

          15. Governing Law. This Agreement and all amendments or charges relating hereto shall be deemed to have been entered into pursuant to, and shall be governed by, the laws of the State of New York.

          16. Notices. Notices pursuant hereto shall be given in writing, in person (against receipt therefor only if requested) or by retired or certified mail, return receipt requested, and shall be deemed delivered upon delivery in person or four (4) days after deposit in the United States mail, postage prepaid, addressed as follows:

            If to the Company:                 LANCIT MEDIA ENTERTAINMENT, LTD.
                                               601 West 50th Street
                                               New York, NY 10019
                                               Attn:    Chief Financial Officer

            If to Optionee:                    SUSAN L. SOLOMON
                                               211 Central Park West
                                               New York, NY 10024

               or to such other address as either party hereto shall designate to the other party by written notice given in accordance with this Section.

          17. Injunctive Relief. In addition to any other rights or remedies available to the Company as a result of any breach of Optionee's covenants under Section 5 hereof, the Company shall be entitled to enforcement of such covenants by seeking an injunction or a decree of specific performance from a court of competent jurisdiction.

          18. Captions. The captions or headings of the Sections are inserted only as a matter of convenience, and in no way define, limit or in any other way describe the scope of this Agreement or the intent of any provisions hereof.

          19. Optionee Information and Knowledge. Holder hereby certifies that Holder has read the above Agreement, and understands and agrees to all of the terms, conditions and statements contained therein, accepting this Agreement as of the Date of Grant first above written.


ATTEST: LANCIT MEDIA ENTERTAINMENT, INC.



______________________________________      By: ______________________________
[Assistant] Secretary                           Laurence A. Lancit, President


                                                ------------------------------
                                                SUSAN L. SOLOMON

                                    EXHIBIT I
                      to Stock Option Agreement - Exhibit C

                                 EXERCISE NOTICE

To:      LANCIT MEDIA ENTERTAINMENT LTD. (the "Company")
         601 West 50th Street
         New York, New York 10019
         Attn:    Chief Financial Officer

     I hereby elect to purchase __________ shares of Common Stock ("New Shares") in accordance with the terms and conditions of the Stock Option Agreement to which this Exercise Notice is attached as Exhibit I (the "Agreement"), and hereby tender herewith full payment of the purchase piece and all applicable withholding taxes in the amount of $____________, either in cash or by certified check, bank check, personal check (in which case the Company reserves the night to withhold issuance of such New Shares until the funds have cleared) payable to the order of LANCIT MEDIA ENTERTAINMENT, LTD., or by wire transfer of funds, or, but only if I am permitted to do so under the Agreement, and only with regard to the full or partial amount of the purchase price, in negotiable certificates1 for outstanding shares, of Common Stock of the Company ("Old Shares"), valued at the "fair market value" (as defined in the Agreement) thereof as of the date this Exercise Notice is received by the Company.

     I further request that if the stock certificate(s) for Old Shares being tendered herewith (if any) is for more shares of Common Stock than are needed to pay the purchase price, that a new stock certificate for the extra shares represented by the certificate(s) delivered herewith be issued and delivered to me.

     All share certificates issued pursuant to this Exercise Notice are to be issued and delivered as follows:





Date:______________                  Signature________________________________
--------
1 To be negotiable, certificates must be endorsed to LANCIT MEDIA ENTERTAINMENT,
  LTD., or in blank, or be accompanied by a stock power so endorsed.
2 The signature on this notice must correspond with Holder's name as written on the face of the Agreement in every particular, without alteration or enlargement or any change whatsoever.